UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

EXPLANATORY NOTE

The Registrant is filing this Amendment No. 1 to its Certified Shareholder Report on Form N-CSR for the period ended November 30, 2011, originally filed with the Securities and Exchange Commission on January 24, 2012 (Accession Number 0001206774-12-000269).  The sole purpose of this amendment is to amend Item 12 “Exhibits” to include the notices to the Registrant’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 and a letter to common shareholders regarding the distribution policy, and to file such notices and letter as exhibits to the Form N-CSR/A.  Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Report to Stockholders.

Tortoise Power and Energy Infrastructure Fund, Inc.

TPZ LISTED NYSE

Yield

Growth

Quality

2011 Annual Report

November 30, 2011

...Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:
  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments
For Investors Seeking
  A fund which invests in the historically stable and defensive power and energy infrastructure sectors

  Monthly distributions

  Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments
Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure, illustrated in the box below:

Power Infrastructure — The ownership and operation of asset systems that provide electric generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

January 12, 2012

Dear Fellow Stockholders,

Our fiscal year ended Nov. 30, 2011 marked a year of memorable headlines in the broader markets. Macroeconomic events such as Eurozone debt concerns, the U.S. sovereign debt downgrade, actions by the Federal Reserve and slower than anticipated economic growth generated short-term volatility across all asset classes. Fortunately, the market recognized quality over longer periods, as evidenced by the performance of power and energy infrastructure companies.

Power and Energy Infrastructure Sector Outlook

The TPZ Benchmark Index*, comprised of a blend of debt and equity securities issued by companies in the power and energy infrastructure sectors, posted a total return of 8.9 percent for the fiscal year ended Nov. 30, 2011, as compared to the S&P 500 total return of 7.8 percent for the same period. While the high yield bond market outperformed the investment grade market during the first half of the year, investment grade bonds posted a stronger second half as investors sought quality amidst general market volatility. Additionally, power and energy infrastructure equities posted a solid return during the year as key business fundamentals remained steady with attractive growth. Capital markets were also supportive of growth, as the sector raised over $80 billion in debt and equity capital during fiscal year 2011.

Domestic power grid modernization continues to drive significant investment opportunities with plans underway in 43 states to install digital smart meters. Additionally, we expect growth opportunities to come as renewable energy sources connect to the existing power grid. The Edison Electric Institute estimates that over $38 billion is needed for transmission infrastructure needs from 2012 to 2014 alone. During the year, large global energy companies continued to make significant investment in North American oil and gas shales. These deals validated the game-changing events taking place in North American energy production and transportation and supported significant pipeline infrastructure investment opportunities.

The Environmental Protection Agency has made progress this year in new rules impacting power generation emission levels. We believe the upcoming regulation should lead to increased natural gas fired generation accompanied by coal generation plant retirements. As companies take steps to comply with the regulation, we expect them to balance reliability and affordability. In 2011, we saw active communication between companies and state regulatory commissions regarding capital plans which have demonstrated the commissions’ willingness to support investment and think creatively about ratemaking.

The Federal Reserve appears to be committed to keeping interest rates low for the foreseeable future. While the low interest rate environment is attractive for fixed income valuations, we will continue to monitor the market for reinvestment risk stemming from calls or tenders of existing fixed income securities. For equities, we expect midstream energy infrastructure distribution and dividend growth of 6 percent to 8 percent.

Company Performance Review and Outlook

Our total assets increased from $204.1 million on Nov. 30, 2010, to $215.1 million on Nov. 30, 2011, resulting primarily from market appreciation of our investments. Our market-based total return was 0.7 percent and our NAV-based total return was 5.4 percent (both including the reinvestment of distributions) for the fourth fiscal quarter ended Nov. 30, 2011. For fiscal year 2011, our market-based total return was 11.5 percent and our NAV-based total return was 10.2 percent.

During 2011, we paid monthly distributions of $0.125 per share ($1.50 annualized). This represented an annualized yield of 6.2 percent based on our fiscal year closing price of $24.18. Our distribution coverage (distributable cash flow divided by distributions) for the fiscal year was 101 percent. For tax purposes, distributions to stockholders for 2011 were 57 percent ordinary income, 34 percent long-term capital gain and 9 percent return of capital.

During the fiscal year, our power and energy infrastructure fixed income holdings benefited from a continued low interest rate environment and solid business fundamentals. Our performance was also positively impacted by pipeline equities as refined product/crude oil pipeline equities experienced higher volumes and enjoyed an increased tariff. Additionally, certain natural gas pipeline as well as gathering and processing equities benefited from growth projects, offset slightly by the performance of propane and gas storage equities.

We ended our fiscal year with leverage (including bank debt and senior notes) at 15.3 percent of total assets, below our long-term target of 20 percent. The market appreciation of our investments led to an improvement of our leverage position as we allowed our leverage as a percent of total assets to decrease over the near term. As of Nov. 30, 2011, our leverage had a weighted average maturity of 2.1 years and a weighted average cost of leverage of 3.3 percent, with over 60 percent at fixed rates. We believe a primarily fixed-rate strategy with laddered maturities enhances the predictability and sustainability of our distributable cash flow.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion of this report.

Conclusion

The North American power and energy sector is undergoing a period of change, driven by new supply sources and an increasing focus on domestic, clean energy. New power and energy infrastructure is needed to accommodate the evolving landscape. We look forward to serving as your investment adviser to navigate the course ahead, with an investment philosophy anchored in quality.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

*TPZ Benchmark Index includes the BofA Merrill Lynch US Energy Index (CIEN), the BofA Merrill Lynch US Electric Utility Index (CUEL) and the Tortoise MLP Total Return Index (TMLPT).

(Unaudited)

2011 Annual Report       1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Year Ended November 30,		2010	2011
	2010	2011	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Interest earned on corporate bonds	$7,876	$7,939	$2,028	$2,010	$2,008	$1,962	$1,959
Distributions received from master limited partnerships	3,514	3,424	834	839	847	857	881
Dividends paid in stock	2,345	2,456	598	604	610	619	623
Total from investments	13,735	13,819	3,460	3,453	3,465	3,438	3,463
Operating Expenses Before Leverage Costs
and Current Taxes
Advisory fees, net of expense reimbursement	1,510	1,642	398	402	422	413	405
Other operating expenses	476	477	108	126	124	117	110
	1,986	2,119	506	528	546	530	515
Distributable cash flow before leverage costs and current taxes	11,749	11,700	2,954	2,925	2,919	2,908	2,948
Leverage costs(2)	1,274	1,195	303	297	298	305	295
Current foreign tax expense	2	5	1	—	2	1	2
Distributable Cash Flow(3)	$10,473	$10,500	$2,650	$2,628	$2,619	$2,602	$2,651

Distributions paid on common stock	$10,399	$10,419	$2,603	$2,603	$2,604	$2,605	$2,607
Distributions paid on common stock per share	1.500	1.500	0.375	0.375	0.375	0.375	0.375
Payout percentage for period(4)	99.3%	99.2%	98.2%	99.1%	99.4%	100.1%	98.3%
Net realized gain on investments and interest rate swaps,
for the period	4,846	4,007	506	808	24	959	2,216
Total assets, end of period	204,102	215,055	204,102	212,268	210,563	203,725	215,055
Average total assets during period(5)	190,522	208,545	200,243	207,351	211,951	207,921	207,187
Leverage(6)	32,700	33,000	32,700	32,300	32,000	32,100	33,000
Leverage as a percent of total assets	16.0%	15.3%	16.0%	15.2%	15.2%	15.8%	15.3%
Net unrealized appreciation, end of period	39,346	46,958	39,346	48,673	48,165	41,468	46,958
Net assets, end of period	169,874	176,329	169,874	178,732	176,954	169,977	176,329
Average net assets during period(7)	156,685	173,458	167,033	172,182	176,803	173,658	171,136
Net asset value per common share	24.47	25.37	24.47	25.75	25.47	24.45	25.37
Market value per common share	23.06	24.18	23.06	24.86	25.22	24.41	24.18
Shares outstanding	6,940,986	6,951,333	6,940,986	6,940,986	6,946,635	6,951,333	6,951,333

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	7.21%	6.63%	6.93%	6.75%	6.49%	6.56%	6.70%
Operating expenses before leverage costs and current taxes	1.04%	1.02%	1.01%	1.03%	1.02%	1.01%	1.00%
Distributable cash flow before leverage costs and current taxes	6.17%	5.61%	5.92%	5.72%	5.47%	5.55%	5.70%
As a Percent of Average Net Assets
Distributable cash flow(3)	6.68%	6.05%	6.36%	6.19%	5.88%	5.94%	6.21%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other leverage expenses.
(3)	“Net investment income, before current foreign tax expense” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, amortization of debt issuance costs and the change in metholdology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current foreign taxes paid.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of long-term debt obligations and short-term borrowings.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on average net assets.

2       Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sectors provide stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with the remainder invested in equities which provide growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

Market values of our debt and MLP investments increased during the 4th quarter, contributing to an overall increase of $11.3 million in total assets. Interest and distributions received from our investments increased slightly during the quarter and decreased average total assets resulted in lower asset based expenses. While we increased leverage slightly during the quarter, our total leverage as a percent of total assets decreased as quarter-end asset values increased. We maintained our monthly distribution of $0.125 per share. Additional information on the results of our operations is discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Unlike most RICs which pay distributions based upon income, we pay monthly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). Our Board of Directors also considers accumulated undistributed DCF and net realized capital gains, if any, in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the monthly distributions throughout the year.

Determining DCF

DCF is simply income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from MLPs and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs. A reconciliation of Net Investment Income, before Current Foreign Tax Expense to DCF is included below.

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

Total income from investments for the 4th quarter 2011 was approximately $3.5 million, a slight increase as compared to 3rd quarter 2011 and relatively unchanged as compared to 4th quarter 2010. This increase from 3rd quarter is due to an increase in distributions from our equity investments.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.00 percent of average total assets for 4th quarter 2011 as compared to 1.01 percent for the 3rd quarter 2011 and 1.01 percent for 4th quarter 2010. Advisory fees for 4th quarter 2011 decreased 1.9 percent from 3rd quarter 2011 as a result of decreased average managed assets during the quarter as discussed above.

While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.15 percent of average monthly managed assets for the calendar years 2010 and 2011 and has agreed to waive 0.10 percent of average monthly managed assets for calendar year 2012.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period, as our senior notes and revolving credit facility have variable rates of interest, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our senior notes and revolving credit facility is included in the Liquidity and Capital Resources section below.

2011 Annual Report       3

Management’s Discussion (Unaudited) (Continued)

As indicated in Note 10 of our Notes to Financial Statements, at November 30, 2011, we had $21 million notional amount of interest rate swap contracts with Wells Fargo Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. A $6 million notional amount swap matured on November 6, 2011 and we entered into $5 million notional interest rate swaps with Wells Fargo Bank on January 5, 2012. TPZ has agreed to pay Wells Fargo Bank a fixed rate while receiving a floating rate based upon the 1-month or 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wells Fargo Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wells Fargo Bank the net difference). Including the swaps entered into on January 5, 2012, the interest rate swap contracts have a weighted average fixed rate of 2.18 percent and weighted average remaining maturity of approximately 2.7 years. This swap arrangement effectively fixes the cost on approximately 79 percent of our outstanding leverage over the remaining swap period.

Total leverage costs for DCF purposes were approximately $295,000 for the 4th quarter 2011, a slight decrease as compared to 3rd quarter 2011. This includes interest expense on our senior notes and bank credit facility and accrued swap settlement costs of approximately $122,000. The weighted average annual rate of our leverage was 3.29 percent at November 30, 2011.

Distributable Cash Flow

For 4th quarter 2011, our DCF was approximately $2.7 million, a 1.9 percent increase as compared to 3rd quarter 2011. On August 8, 2011, we declared monthly distributions for the 2011 4th fiscal quarter of $0.125 per share. This is unchanged as compared to 3rd quarter 2011.

Our dividend payout ratio as a percentage of DCF decreased from 100.1 percent during 3rd quarter 2011 to 98.3 percent during 4th quarter 2011. A payout of less than 100 percent of DCF provides cushion for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going payout ratio in excess of 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment income before current foreign tax expense on the Statement of Operations is adjusted as follows to reconcile to DCF for 2011 YTD and the 4th quarter 2011 (in thousands):

	2011 YTD	4th Qtr 2011
Net Investment Income, before
Current Foreign Tax Expense	$5,001	$1,252
Adjustments to reconcile to DCF:
Dividends paid in stock	2,456	623
Distributions characterized as return of capital	3,272	830
Amortization of debt issuance costs	38	10
Interest rate swap expenses	(503)	(122)
Change in amortization methodology	241	60
Current foreign tax expense	(5)	(2)
DCF	$10,500	$2,651

Liquidity and Capital Resources

We had total assets of $215.1 million at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 4th quarter 2011, total assets increased by $11.3 million. This change was primarily the result of a $6.8 million increase in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions), net portfolio sales of $0.9 million, and an increase in receivables of approximately $5.4 million.

Total leverage outstanding at November 30, 2011 of $33 million is comprised of $20 million floating rate senior notes and $13 million outstanding on our bank credit facility. Through the utilization of our interest rate swaps, we have essentially fixed the rate on approximately 79 percent of our leverage with the remaining 21 percent floating based upon short-term LIBOR. Total leverage represented 15.3 percent of total assets with a weighted average maturity of 2.1 years. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (which includes, among other items, taxable interest and the excess of any short-term capital gains over net long-term capital losses); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital.

We have received exemptive relief from the SEC to distribute capital gains throughout the year and we may also distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2011 were approximately 57 percent ordinary income (none of which is qualified dividend income), 34 percent long-term capital gain and 9 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by approximately 9 percent of the total distributions they received in 2011. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

4       Tortoise Power and Energy Infrastructure Fund, Inc.

SCHEDULE OF INVESTMENTS November 30, 2011

	Principal
	Amount/Shares	Fair Value
Corporate Bonds — 69.3%(1)

Local Distribution Pipelines — 4.9%(1)
United States — 4.9%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018	$4,000,000	$4,665,628
NiSource Finance Corp.,
6.400%, 03/15/2018	3,500,000	4,020,607
		8,686,235

Natural Gas/Natural Gas Liquids Pipelines — 20.6%(1)
Canada — 3.4%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	5,993,190
United States — 17.2%(1)
El Paso Corp.,
6.500%, 09/15/2020	5,000,000	5,336,735
EQT Corp.,
6.500%, 04/01/2018	3,000,000	3,358,224
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,677,809
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,601,338
NGPL PipeCo LLC,
7.119%, 12/15/2017(2)	4,000,000	4,202,100
Southern Star Central Corp.,
6.750%, 03/01/2016	2,745,000	2,772,450
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)	2,000,000	2,255,600
Southern Union Co.,
7.600%, 02/01/2024	3,500,000	4,155,253
		36,352,699

Natural Gas Gathering/Processing — 5.5%(1)
United States — 5.5%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)	4,000,000	5,212,236
Enogex LLC,
6.250%, 03/15/2020(2)	4,000,000	4,547,080
		9,759,316

Oil and Gas Exploration and Production — 5.3%(1)
United States — 5.3%(1)
Chesapeake Energy Corp.,
7.250%, 12/15/2018	2,000,000	2,170,000
Encore Acquisition Co.,
9.500%, 05/01/2016	1,500,000	1,653,750
Newfield Exploration Co.,
7.125%, 05/15/2018	1,000,000	1,050,000
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	1,000,000	1,120,808
Plains Exploration & Production Co.,
10.000%, 03/01/2016	3,000,000	3,390,000
		9,384,558

Oilfield Services — 2.1%(1)
United States — 2.1%(1)
Pride International, Inc.,
8.500%, 06/15/2019	3,000,000	3,743,790

Power/Utility — 29.0%(1)
United States — 29.0%(1)
Ameren Illinois Power Co.,
9.750%, 11/15/2018	2,000,000	2,659,676
CMS Energy Corp.,
8.750%, 06/15/2019	4,185,000	4,800,136
Dominion Resources, Inc.,
8.375%, 06/15/2064(3)	183,000	5,372,880
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,149,472
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	1,000,000	1,017,350
FPL Group Capital, Inc.,
6.650%, 06/15/2067	1,029,000	1,023,855
Integrys Energy Group, Inc.,
6.110%, 12/01/2066	3,750,000	3,600,000
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016(2)	4,000,000	4,200,000
North American Energy Alliance LLC,
10.875%, 06/01/2016(2)	2,800,000	2,968,000
NRG Energy, Inc.,
8.500%, 06/15/2019	6,000,000	5,970,000
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,025,000
PPL Capital Funding, Inc.,
6.700%, 03/30/2067	6,000,000	5,790,000
Source Gas, LLC,
5.900%, 04/01/2017(2)	5,770,000	5,969,128
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,450,000
		50,995,497

See accompanying Notes to Financial Statements.

2011 Annual Report       5

Schedule of Investments (Continued) November 30, 2011

	Principal
	Amount/Shares	Fair Value
Refining — 1.9%(1)
United States — 1.9%(1)
Holly Corp.,
9.875%, 06/15/2017	$3,000,000	$3,292,500
Total Corporate Bonds (Cost $113,436,924)		122,214,595

Master Limited Partnerships
and Related Companies — 48.1%(1)

Crude/Refined Products Pipelines — 25.2%(1)
United States — 25.2%(1)
Buckeye Partners, L.P.	25,300	1,614,140
Enbridge Energy Management, L.L.C.(4)	529,159	16,859,015
Holly Energy Partners, L.P.	27,549	1,535,030
Kinder Morgan Management, LLC(4)(5)	248,273	17,570,296
Magellan Midstream Partners, L.P.	19,400	1,241,212
NuStar Energy L.P.	32,600	1,787,784
Plains All American Pipeline, L.P.	16,500	1,070,190
Sunoco Logistics Partners L.P.	26,481	2,734,428
		44,412,095

Natural Gas/Natural Gas Liquids Pipelines — 12.4%(1)
United States — 12.4%(1)
Boardwalk Pipeline Partners, LP	60,000	1,557,600
Energy Transfer Equity, L.P.	27,809	981,380
Energy Transfer Partners, L.P.	107,700	4,712,952
Enterprise Products Partners L.P.	136,317	6,201,060
Niska Gas Storage Partners LLC	6,866	66,463
ONEOK Partners, L.P.	133,200	6,734,592
Regency Energy Partners, L.P.	10,600	243,906
Williams Partners, L.P.	23,932	1,389,492
		21,887,445

Natural Gas Gathering/Processing — 8.4%(1)
United States — 8.4%(1)
Copano Energy, L.L.C.	93,200	3,084,920
DCP Midstream Partners, LP	85,200	3,655,932
MarkWest Energy Partners, L.P.	56,700	3,041,388
Targa Resources Partners L.P.	132,417	4,969,610
		14,751,850

Propane Distribution — 2.1%(1)
United States — 2.1%(1)
Inergy, L.P.	153,300	3,706,794
Total Master Limited Partnerships
and Related Companies (Cost $45,641,853)		84,758,184

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.18%(6) (Cost $136,789)	136,789	136,789

Total Investments — 117.5%(1)
(Cost $159,215,566)		207,109,568
Long-Term Debt Obligations — (11.4%)(1)		(20,000,000)
Interest Rate Swap Contracts — (0.5%)(1)
$21,000,000 notional — unrealized depreciation(7)		(935,526)
Other Assets and Liabilities — (5.6%)(1)		(9,845,157)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$176,328,885

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $41,800,113, which represents 23.7% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security has characteristics that are similar to corporate bonds although it trades in a manner similar to an equity investment. Since the security has a quoted price in an active market it is classified as a Level 1 investment within the fair value hierarchy.
(4)	Security distributions are paid-in-kind.
(5)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $935,526.
(6)	Rate indicated is the current yield as of November 30, 2011.
(7)	See Note 10 of the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

6       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Assets & Liabilities November 30, 2011

Assets
Investments at fair value (cost $159,215,566)	$207,109,568
Receivable for Adviser expense reimbursement	51,295
Interest and dividend receivable	2,104,508
Receivable for investments sold	5,593,784
Prepaid expenses and other assets	196,222
Total assets	215,055,377

Liabilities
Payable to Adviser	324,869
Payable for investments purchased	4,257,829
Accrued expenses and other liabilities	208,268
Unrealized depreciation of interest rate swap contracts	935,526
Short-term borrowings	13,000,000
Long-term debt obligations	20,000,000
Total liabilities	38,726,492
Net assets applicable to common stockholders	$176,328,885

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,951,333 shares issued
and outstanding (100,000,000 shares authorized)	$6,951
Additional paid-in capital	129,450,748
Accumulated net investment loss	(87,351)
Net unrealized appreciation of investments and
interest rate swap contracts	46,958,537
Net assets applicable to common stockholders	$176,328,885
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$25.37

Statement of Operations Year Ended November 30, 2010

Investment Income
Distributions from master limited partnerships	$3,424,064
Less return of capital on distributions	(3,271,588)
Net distributions from master limited partnerships	152,476
Interest from corporate bonds	7,697,409
Dividends from money market mutual funds	206
Total Investment Income	7,850,091
Operating Expenses
Advisory fees	1,949,670
Professional fees	154,662
Administrator fees	82,092
Directors’ fees	66,692
Stockholder communication expenses	56,504
Registration fees	24,776
Fund accounting fees	24,000
Franchise fees	19,998
Stock transfer agent fees	12,520
Custodian fees and expenses	9,332
Other operating expenses	26,791
Total Operating Expenses	2,427,037
Leverage Expenses
Interest expense	628,358
Amortization of debt issuance costs	37,774
Other leverage expenses	64,058
Total Leverage Expenses	730,190
Total Expenses	3,157,227
Less expense reimbursement by Adviser	(307,843)
Net Expenses	2,849,384
Net Investment Income, before Current Foreign Tax Expense	5,000,707
Current foreign tax expense	(4,530)
Net Investment Income	4,996,177
Realized and Unrealized Gain (Loss) on
Investments and Interest Rate Swaps
Net realized gain on investments	4,513,229
Net realized loss on interest rate swap settlements	(506,568)
Net realized gain on investments and interest rate swaps	4,006,661
Net unrealized appreciation of investments	7,563,240
Net unrealized appreciation of interest rate swap contracts	49,498
Net unrealized appreciation of investments and
interest rate swap contracts	7,612,738
Net Realized and Unrealized Gain on Investments and
Interest Rate Swaps	11,619,399
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$16,615,576

See accompanying Notes to Financial Statements.

2011 Annual Report       7

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2011	November 30, 2010
Operations
Net investment income	$4,996,177	$5,065,947
Net realized gain on investments and interest rate swaps	4,006,661	4,846,309
Net unrealized appreciation of investments and interest rate swap contracts	7,612,738	27,704,408
Net increase in net assets applicable to common stockholders resulting from operations	16,615,576	37,616,664
Distributions to Common Stockholders
Net investment income	(5,478,327)	(4,333,154)
Net realized gain	(3,930,053)	(5,367,201)
Return of capital	(1,010,510)	(698,239)
Total distributions to common stockholders	(10,418,890)	(10,398,594)
Capital Stock Transactions
Issuance of 10,347 and 42,505 common shares from reinvestment of distributions to stockholders	258,351	866,404
Net increase in net assets applicable to common stockholders from capital stock transactions	258,351	866,404
Total increase in net assets applicable to common stockholders	6,455,037	28,084,474
Net Assets
Beginning of year	169,873,848	141,789,374
End of year	$176,328,885	$169,873,848
Undistributed (accumulated) net investment income (loss), end of year	$(87,351)	$353,765

See accompanying Notes to Financial Statements.

8       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Cash Flows Year Ended November 30, 2011

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$3,424,064
Interest and dividend income received	8,001,233
Purchases of long-term investments	(13,774,151)
Proceeds from sales of long-term investments	15,526,738
Purchases of short-term investments, net	(78,921)
Payments on interest rate swaps, net	(506,568)
Interest received on securities sold, net	95,148
Interest expense paid	(626,000)
Other leverage expenses paid	(56,897)
Income taxes paid	(6,254)
Operating expenses paid	(2,137,853)
Net cash provided by operating activities	9,860,539
Cash Flows From Financing Activities
Advances from revolving line of credit	23,200,000
Repayments on revolving line of credit	(22,900,000)
Distributions paid to common stockholders	(10,160,539)
Net cash used in financing activities	(9,860,539)
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$16,615,576
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(18,031,980)
Proceeds from sales of long-term investments	21,120,522
Purchases of short-term investments, net	(78,921)
Return of capital on distributions received	3,271,588
Net unrealized appreciation of investments and
interest rate swap contracts	(7,612,738)
Net realized gain on investments	(4,513,229)
Amortization of market premium, net	311,703
Amortization of debt issuance costs	37,774
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	87,062
Increase in prepaid expenses and other assets	(678)
Increase in receivable for investments sold	(5,593,784)
Increase in payable for investments purchased	4,257,829
Decrease in current foreign tax liability	(1,660)
Increase in payable to Adviser, net of
expense reimbursement	3,336
Decrease in accrued expenses and other liabilities	(11,861)
Total adjustments	(6,755,037)
Net cash provided by operating activities	$9,860,539
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$258,351

See accompanying Notes to Financial Statements.

2011 Annual Report       9

Financial Highlights

			Period from
			July 31, 2009(1)
	Year Ended	Year Ended	through
	November 30, 2011	November 30, 2010	November 30, 2009
Per Common Share Data(2)
Net Asset Value, beginning of period	$24.47	$20.55	$—
Public offering price	—	—	20.00
Income from Investment Operations
Net investment income(3)	0.72	0.73	0.17
Net realized and unrealized gains on investments and interest rate swap contracts(3)	1.68	4.69	1.70
Total income from investment operations	2.40	5.42	1.87
Distributions to Common Stockholders
Net investment income	(0.79)	(0.63)	(0.16)
Net realized gain	(0.57)	(0.77)	—
Return of capital	(0.14)	(0.10)	(0.22)
Total distributions to common stockholders	(1.50)	(1.50)	(0.38)
Underwriting discounts and offering costs on issuance of common stock	—	—	(0.94)
Net Asset Value, end of period	$25.37	$24.47	$20.55
Per common share market value, end of period	$24.18	$23.06	$19.18
Total Investment Return Based on Market Value(4)	11.49%	28.83%	(2.17)%
Total Investment Return Based on Net Asset Value(5)	10.24%	27.60%	4.82%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$176,329	$169,874	$141,789
Average net assets (000’s)	$173,458	$156,685	$134,521
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.13%	1.15%	1.06%
Other operating expenses	0.28	0.30	0.47
Expense reimbursement	(0.18)	(0.18)	(0.17)
Subtotal	1.23	1.27	1.36
Leverage expenses	0.42	0.52	0.43
Current foreign tax expense(7)	0.00	0.00	—
Total expenses	1.65%	1.79%	1.79%
Ratio of net investment income to average net assets before expense reimbursement(6)	2.70%	3.05%	2.38%
Ratio of net investment income to average net assets after expense reimbursement(6)	2.88%	3.23%	2.55%
Portfolio turnover rate	8.78%	21.93%	2.97%
Short-term borrowings, end of period (000’s)	$13,000	$12,700	$11,300
Long-term debt obligations, end of period (000’s)	$20,000	$20,000	$20,000
Per common share amount of long-term debt obligations outstanding, end of period	$2.88	$2.88	$2.90
Per common share amount of net assets, excluding long-term debt obligations, end of period	$28.25	$27.35	$23.45
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(8)	$6,343	$6,195	$5,530
Asset coverage ratio of long-term debt obligations and short-term borrowings(8)	634%	619%	553%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2010 and the period from July 31, 2009 through November 30, 2009 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $4,530, $1,660 and $0 for the years ended November 30, 2011 and November 30, 2010, and the period from July 31, 2009 through November 30, 2009, respectively, for current foreign tax expense. Ratio is less than 0.01% for the years ended November 30, 2011 and 2010.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and short-term borrowings at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10     Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements November 30, 2011

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2011, the Company reallocated the amount of 2010 investment income and return of capital it recognized based on the 2010 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $79,300 or $0.011 per share; an increase in unrealized appreciation of investments of approximately $169,900 or $0.024 per share and a decrease in realized gains of approximately $90,600 or $0.013 per share for the year ended November 30, 2011.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

E. Federal Income Taxation

The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to

2011 Annual Report       11

Notes to Financial Statements (Continued)

a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Company’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in securities of companies that derive more than 50 percent of their revenue from power or energy operations and no more than 25 percent of the total assets in equity securities of MLPs as of the date of purchase. The Company will invest a minimum of 60 percent of total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has agreed to a fee waiver of 0.15 percent of average monthly Managed Assets for the period from July 31, 2009 through December 31, 2011, and a fee waiver of 0.10 percent of average monthly Managed Assets for the period from January 1, 2012 through December 31, 2012.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

12       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Continued)

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassification of $4,981,597 to accumulated net investment loss, $(4,006,661) to accumulated net realized gain and $(974,936) to additional paid-in capital.

The tax character of distributions paid to common stockholders for the years ending November 30, 2011 and November 30, 2010 were as follows:

	11/30/2011	11/30/2010
Ordinary income*	$5,551,882	$9,062,432
Long-term capital gain	3,856,498	637,923
Return of capital	1,010,510	698,239
Total distributions	$10,418,890	$10,398,594

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$46,901,657
Other temporary differences	(30,471)
Accumulated earnings	$46,871,186

As of November 30, 2011, the aggregate cost of securities for federal income tax purposes was $154,489,656. The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $52,664,572, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $44,660 and the net unrealized appreciation was $52,619,912.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2011. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	November 30, 2011	Level 1	Level 2	Level 3
Assets
Debt Securities:
Corporate Bonds(a)	$122,214,595	$5,372,880	$116,841,715	$
Total Debt Securities	122,214,595	5,372,880	116,841,715		—
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	84,758,184	84,758,184	—		—
Total Equity Securities	84,758,184	84,758,184	—		—
Other:
Short-Term Investment(b)	136,789	136,789	—		—
Total Other	136,789	136,789	—		—
Total Assets	$207,109,568	$90,267,853	$116,841,715		$—
Liabilities
Interest Rate Swap Contracts	$935,526	$—	$935,526		$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2011.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 assets.

2011 Annual Report       13

Notes to Financial Statements (Continued)

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the year ended November 30, 2011.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at November 30, 2011.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Investment Security	Amount	Date(s)	Cost	Value	Net Assets
DCP Midstream LLC,		08/07/09-
9.750%, 03/15/2019	$4,000,000	08/27/09	$4,769,350	$5,212,236	2.9%
Duquesne Light Holdings, Inc.
6.400%, 09/15/2020	3,000,000	11/30/11	3,180,330	3,149,472	1.8
Duquesne Light Holdings, Inc.
5.900%, 12/01/2021	1,000,000	11/18/11	1,042,620	1,017,350	0.6
Enogex LLC,		02/26/10-
6.250%, 03/15/2020	4,000,000	04/22/10	4,118,593	4,547,080	2.6
Florida Gas Transmission Co., LLC,		07/08/10-
5.450%, 07/15/2020	1,500,000	01/04/11	1,551,220	1,677,809	0.9
IPALCO Enterprises, Inc.,		11/03/09-
7.250%, 04/01/2016	4,000,000	01/04/11	4,165,000	4,200,000	2.4
Midcontinent Express Pipelines, LLC,		09/09/09-
6.700%, 09/15/2019	6,000,000	03/02/10	6,055,570	6,601,338	3.7
NGPL PipeCo LLC,		07/29/10-
7.119%, 12/15/2017	4,000,000	09/28/10	4,280,000	4,202,100	2.4
North American Energy Alliance LLC,		09/24/09-
10.875%, 06/01/2016	2,800,000	10/08/09	2,895,000	2,968,000	1.7
Source Gas, LLC,
5.900%, 04/01/2017	5,770,000	04/21/10	5,544,521	5,969,128	3.4
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/09	1,970,000	2,255,600	1.3
			$39,572,204	$41,800,113	23.7%

8. Investment Transactions

For the year ended November 30, 2011, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $18,031,980 and $21,120,522 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company has $20,000,000 aggregate principal amount of Series A private senior notes (the “Notes”) outstanding. Holders of the Notes are entitled to receive quarterly cash interest payments at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.87 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares (if any); (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

At November 30, 2011, the fair value of the Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, notional/carrying amount, current rate as of November 30, 2011, and the weighted-average rate for the year ended November 30, 2011.

	Maturity	Notional/Carrying	Current	Weighted-Average
Series	Date	Amount	Rate	Rate
Series A	November 6, 2014	$20,000,000	2.31%	2.16%

14       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Continued)

10. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding senior notes or if the Company loses its credit rating on its senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the senior notes. Details of the interest rate swap contracts outstanding as of November 30, 2011, are as follows:

			Fixed Rate
			Paid by	Floating Rate
	Maturity	Notional	the	Received by	Liability
Counterparty	Date	Amount	Company	the Company	Derivatives
Wells Fargo Bank, N.A.	11/06/2012	$5,000,000	1.81%	3-month U.S. Dollar LIBOR	$(62,905)
Wells Fargo Bank, N.A.	11/06/2012	1,000,000	1.73%	1-month U.S. Dollar LIBOR	(13,470)
Wells Fargo Bank, N.A.	11/06/2014	15,000,000	2.66%	3-month U.S. Dollar LIBOR	(859,151)
		$21,000,000			$(935,526)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The change in unrealized appreciation of interest rate swap contracts in the amount of $49,498 is included in the Statement of Operations for the year ended November 30, 2011. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $506,568 are recorded as realized losses for the year ended November 30, 2011. The total notional amount of all open swap agreements at November 30, 2011 is indicative of the volume of this derivative type for the year ended November 30, 2011.

11. Credit Facility

On September 14, 2010, the Company entered into an amendment to its credit facility that extends the credit facility through September 14, 2011. U.S. Bank, N.A. serves as a lender and the leading syndicate agent on behalf of other lenders participating in the credit facility. The terms of the amendment provided for an unsecured revolving credit facility of $18,000,000. During the extension, outstanding balances accrued interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent.

On September 14, 2011, the Company entered into an amendment to its credit facility that extends the credit facility through September 14, 2012. The terms of the amendment provide for an unsecured revolving credit facility of $18,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2011 was approximately $11,800,000 and 1.48 percent, respectively. At November 30, 2011, the principal balance outstanding was $13,000,000 at an interest rate of 1.52 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2011, the Company was in compliance with the terms of the credit facility.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,951,333 shares outstanding at November 30, 2011. Transactions in common stock for the year ended November 30, 2011, were as follows:

Shares at November 30, 2010	6,940,986
Shares issued through reinvestment of distributions	10,347
Shares at November 30, 2011	6,951,333

13. Subsequent Events

On December 31, 2011, the Company paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $104,671.

On January 5, 2012, the Company entered into a $2.5 million notional interest rate swap with a fixed rate of 1.09 percent and maturity date of January 5, 2016 and a $2.5 million notional interest rate swap with a fixed rate of 1.34 percent and a maturity date of January 5, 2017.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2011 Annual Report       15

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Power and Energy Infrastructure Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Power and Energy Infrastructure Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Power and Energy Infrastructure Fund, Inc. at November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 24, 2012

16       Tortoise Power and Energy Infrastructure Fund, Inc.

Company Officers and Directors (Unaudited) November 30, 2011

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since inception	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	6	Tortoise Capital Resources Corporation

John R. Graham (Born 1945)	Director since inception	Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	6	Tortoise Capital Resources Corporation

Charles E. Heath (Born 1942)	Director since inception	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	Tortoise Capital Resources Corporation

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, NTG and TTP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2011 Annual Report       17

Company Officers and Directors (Unaudited) (Continued) November 30, 2011

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Interested Director and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since inception	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser (1990-May 2009); Director and Chairman of the Board of each of TYY, TYG, TYN, NTG and TTP since their inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	Tortoise Capital Resources Corporation(3)

Terry Matlack (Born 1956)	Chief Executive Officer since May 2011	Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of the Company, TYG, TYY, TYN, and TTO from inception to September 15, 2009; Chief Executive Officer of NTG since 2010, of each of TYG, TYY and TYN since May 2011, and of TTP since inception; Chief Financial Officer of each of the Company, TYG, TYY and TYN from its inception to May 2011 and of TTO since its inception; Chief Compliance Officer of each of TYY and TYN from its inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYG, TYY and TYN from its inception to November 2005; Assistant Treasurer of TYG, TYY and TYN from November 2005 to April 2008, and of TTO from its inception to April 2008; CFA designation since 1985.	N/A	Epiq Systems, Inc.

P. Bradley Adams (Born 1960)	Chief Financial Officer since May 2011	Director of Financial Operations of the Adviser since 2005; Chief Financial Officer of NTG since 2010, of each of TYG, TYY and TYN since May 2011, and of TTP since inception; Assistant Treasurer of TYG, TYY and TYN from April 2008 to May 2011, of the Company from inception to May 2011, and of TTO since April 2008.	N/A	None

Zachary A. Hamel (Born 1965)	President since May 2011	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present); President of NTG since 2010, of each of TYG and TYY since May 2011, and of TTP since inception; Senior Vice President of TYY from 2005 to May 2011, of TTO from 2005 to December 2011, of TYG and TYN from 2007 to May 2011, and of the Company from inception to May 2011; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007; CFA designation since 1998.	N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since inception	Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYG, TYY and TYN since 2005, of TTO from 2005 to December 2011, and of each of NTG and TTP since its inception; Senior Vice President of TYY since 2005, of TTO from 2005 to 2011, of each of TYG and TYN since 2007, and of each of NTG and TTP since inception; Assistant Treasurer of each of TYY, TYG and TYN from their inception to November 2005; CFA designation since 1996.	N/A	None

David J. Schulte (Born 1961)	Senior Vice President since May 2011	Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG from its inception to May 2011, and of TYY from 2005 to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Senior Vice President of NTG since 2010, of each of TYG, TYY and TYN since May 2011, and of TTP since inception; CFA designation since 1992.	N/A	None(3)

(1)	This number includes TYG, TYY, TYN, NTG, TTP and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, NTG and TTP.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
(3)	Effective December 1, 2011, H. Kevin Birzer resigned as a director of Tortoise Capital Resources Corporation and David J. Schulte was appointed as a director of Tortoise Capital Resources Corporation.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

18       Tortoise Power and Energy Infrastructure Fund, Inc.

Additional Information(Unaudited)

Notice to Shareholders

For stockholders that do not have a November 30, 2011 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2011, the Company is designating the following items with regard to common stock distributions paid during the year.

	Long Term				Qualifying For
Return of	(15% Rate)	Ordinary			Corporate
Capital	Capital Gain	Income	Total	Qualifying	Dividends Rec.
Distributions	Distributions(1)	Distributions	Distributions	Dividends	Deduction(2)
9.70%	37.01%	53.29%	100.00%	0%	0%

(1)	The Company designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C).
(2)	Represents the portion of Ordinary Distributions which qualify for the “Corporate Dividends Received Deduction.”

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2011, the aggregate compensation paid by the Company to the independent directors was $66,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2011 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by dividing the dollar amount of the distribution to the participant by the greater of the net asset value per share or 95 percent of the market price on the payment date of the distribution. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the distribution payment date, but in no event later than 30 days after such date except as necessary to comply with applicable law. The plan previously provided that the Company would use primarily newly-issued common shares to implement the Plan, whether its shares were trading at a premium or at a discount to net asset value and that the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company’s common stock at the close of regular trading on the New York Stock Exchange on the distribution payment date. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable

2011 Annual Report       19

Additional Information(Unaudited) (Continued)

either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus a $0.05 per share brokerage commission on the shares sold.

Stockholders may elect not to participate in the Plan by sending written, telephone or Internet instructions to Computershare, as dividend paying agent, at the address, telephone number or website address set forth below. Participation is completely voluntary and may be terminated or resumed at any time without penalty. A termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution. If a participant has terminated participation in the Plan but continues to have Company common shares registered in his or her name, the participant may re-enroll in the Plan by giving notice in writing to the Agent.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2011, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Independent Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPsenergy infrastructure market made it uniquely qualified to serve as the advisor. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Independent Directors concluded that the fees and expenses that the Company is paying under the Investment Advisory Agreement are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are comparable to, and in many some cases lower than, the fees charged by advisers to comparable funds. The Independent Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.10 percent of its 0.95 percent investment advisory fee for the period from January 1, 2012 through December 31, 2012.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

20       Tortoise Power and Energy Infrastructure Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,660	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$336
Tortoise Energy Capital Corp.		Midstream Equity	$860	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$218
Tortoise MLP Fund, Inc.		Natural Gas Equity	$1,655
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$218

(1)	As of 12/31/11

TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

...Steady Wins®

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report, except that Exhibit A to the Code was updated to reflect the names of the current Principal Executive Officer and Principal Financial Officer. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$105,000	$111,000
Audit-Related Fees	$2,000	$2,000
Tax Fees	$17,000	$17,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$19,000	$19,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2011 and 2010, the Adviser paid approximately $0 and $88,000 in fees, respectively, for research and consultations relating to fund structure, tax and accounting, and audit-related fees relating to closed-end management investment companies prior to its initial public offerings. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2011.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since inception
Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Pipeline & Energy Fund, Inc. (“TTP”); Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since May 2011
Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of the Company, TYG, TYY, TYN, and TTO from inception to September 15, 2009; Chief Executive Officer of NTG since 2010, of each of TYG, TYY and TYN since May 2011, and of TTP since inception; Chief Financial Officer of each of the Company, TYG, TYY and TYN from its inception to May 2011 and of TTO since its inception; Chief Compliance Officer of each of TYY and TYN from its inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYG, TYY and TYN from its inception to November 2005; Assistant Treasurer of TYG, TYY and TYN from November 2005 to April 2008, and of TTO from its inception to April 2008; CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since May 2011
Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present); President of NTG since 2010, of each of TYG and TYY since May 2011, and of TTP since inception; Senior Vice President of TYY from 2005 to May 2011, of TTO from 2005 to December 2011, of TYG and TYN from 2007 to May 2011, and of the Company from inception to May 2011; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007; CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since inception
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYG, TYY and TYN since 2005, of TTO from 2005 to December 2011 and of each of NTG and TTP since its inception; Senior Vice President of TYY since 2005, of TTO from 2005 to December 2011, of each of TYG and TYN since 2007, and of each of NTG and TTP since inception; Assistant Treasurer of each of TYY, TYG and TYN from their inception to November 2005; CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since May 2011
Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG from its inception to May 2011, and of TYY from 2005 to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Senior Vice President of NTG since 2010, of each of TYG, TYY and TYN since May 2011, and of TTP since inception; CFA designation since 1992.

*The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO, NTG and TTP, and as an adviser to TTO for its securities portfolio.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2011:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	8	$4,791,280,499	0	—
Other pooled investment vehicles	6	$161,064,690	2	$124,205,601
Other accounts	513	$2,032,054,434	0	—
Zachary A. Hamel
Registered investment companies	8	$4,791,280,499	0	—
Other pooled investment vehicles	8	$208,982,653	2	$124,205,601
Other accounts	524	$3,011,172,237	0	—
Kenneth P. Malvey
Registered investment companies	8	$4,791,280,499	0	—
Other pooled investment vehicles	8	$208,982,653	2	$124,205,601
Other accounts	524	$3,011,172,237	0	—
Terry Matlack
Registered investment companies	8	$4,791,280,499	0	—
Other pooled investment vehicles	6	$161,064,690	2	$124,205,601
Other accounts	513	$2,032,054,434	0	—
David J. Schulte
Registered investment companies	8	$4,791,280,499	0	—
Other pooled investment vehicles	6	$161,064,690	2	$124,205,601
Other accounts	513	$2,032,054,434	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for five other publicly traded management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2010:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$10,001-$50,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$50,001-$100,000
David J. Schulte	$50,001-$100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/11-6/30/11
Month #2	0	0	0	0
7/1/11-7/31/11
Month #3	0	0	0	0
8/1/11-8/31/11
Month #4	0	0	0	0
9/1/11-9/30/11
Month #5	0	0	0	0
10/1/11-10/31/11
Month #6	0	0	0	0
11/1/11-11/30/11
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c) Notices to TPZ’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

(d) Letter to TPZ common shareholders regarding distribution policy and certain other distribution information.

____________________

(1)	TPZ has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by TPZ to make the disclosures to the holders of TPZ’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. TPZ is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     February 6, 2012

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     February 6, 2012